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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):    November 30, 2000
                                                        (November 17, 2000)
                                                        -------------------


                           TELESPECTRUM WORLDWIDE INC.
                     ---------------------------------------
                 (Exact Name of Registrant Specified in Charter)



        Delaware                       0-21107               23-2845501
----------------------                 -------               ----------
   (State or Other                (Commission File        (I.R.S. Employer
   Jurisdiction of                     Number)           Identification No.)
   Incorporation)





   443 South Gulph Road
   King of Prussia, Pennsylvania                               19406
--------------------------------------------        ---------------------------
 (Address of Principal Executive Offices)                   (Zip Code)


  Registrant's telephone number, including area code:        (610) 878-7400
                                                          ---------------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT. On November 17, 2000, TeleSpectrum Worldwide Inc., a Delaware corporation (the "Company"), entered into an Amendment No. 7 and Limited Waiver to the Credit Agreement (the "Amendment") with its banking group to amend its credit facility. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A summary of the significant terms of the Amendment is as follows:

     Assuming compliance with the terms of the Amendment and the absence of defaults not waived by the Amendment, Amendment is in effect until the close of business on January 15, 2001. The terms of the Amendment provide for the automatic extension of the Amendment through February 15, 2001 if specified conditions are met. The Amendment will only be automatically extended if, by January 16, 2001, the Company has either: (i) the binding commitment of a lending institution to provide sufficient financing to repay all of the Company's obligations to the banking group under the credit facility, or (ii) the binding letter of intent to consummate an asset sale of the Company for a minimum sales price sufficient to repay all of the Company's obligations to the banking group under the credit facility.

         The Amendment retains the terms of the credit facility and related loan documents, with certain modifications, including:

     - A waiver of compliance with the financial covenant requirements under the credit facility while the Amendment is in effect;

     - Previously waived principal payments and the principal payment due December 31, 2000, have been reset to weekly payments of $150,000 with a balloon payment on January 15, 2001 or on February 15, 2001, if automatically extended through such latter date as stated above.

     The Amendment requires the Company to remain current on its interest payments and continue to pay interest in accordance with the terms of the credit facility and related loan documents. In addition, under the terms of the Amendment, the Company is required to pay the banking group under the credit facility a waiver fee of 0.50% on all advances as of November 17, 2000 ($128.1 million) for each 30 day period the Amendment is in effect. The waiver fee will be due and payable of January 15, 2001, or on February 15, 2001 if the waiver is automatically extended. The Company also is required to provide the banking group under the credit facility with a cash budget, weekly cash flow statements and variance reports while the Amendment is in effect. The Amendment also requires, as a condition to any working capital borrowings, that the Company apply all cash and cash equivalents against the outstanding working capital advances on a weekly basis.

All aforementioned summary provisions are subject to terms and conditions contained in the Amendment attached hereto as Exhibit 10.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

   Exhibit Number          Description
   --------------          -----------

       10.1 Amendment No. 7 & Limited Waiver to the Credit Agreement, dated as of November 17, 2000, by and among the Company, the loan parties listed on the signature pages thereto, the financial institutions listed on the signature pages thereto, BNP Paribas, and Bank of America, N.A.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TELESPECTRUM WORLDWIDE INC.
                                    (Registrant)


                                    By  /s/ Vincent Ciavardini
                                       -----------------------------------
                                       Vincent Ciavardini
                                       President and Chief Executive Officer


Dated:  November 30, 2000







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                                 EXHIBIT INDEX


   EXHIBIT NO.                    DESCRIPTION
   ----------                     -----------

     10.1 Amendment No. 7 & Limited Waiver to the Credit Agreement, dated as of November 17, 2000, by and among the Company, the loan parties listed on the signature pages thereto, the financial institutions listed on the signature pages thereto, BNP Paribas, and Bank of America, N.A.